RYDEX SERIES FUNDS
Inverse NASDAQ-100® Strategy Fund
Precious Metals Fund
All-Asset Conservative Strategy Fund
Supplement dated September 9, 2011
to the Prospectuses dated August 1, 2011
This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for the Funds listed above and should be read in conjunction with the Prospectuses.

•	Effectively immediately, the information currently disclosed for Investor Class Shares of the Inverse NASDAQ-100® Strategy Fund, Advisor Class Shares of the Precious Metals Fund, and A-Class Shares of the All-Asset Conservative Strategy Fund under the heading “Average Annual Total Return” in each Fund’s “Fund Summary” section is replaced in its entirety with the information set forth below.

Inverse NASDAQ-100® Strategy Fund
AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2010)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investor Class Shares	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	-20.66%	-9.29%	-5.97%
Return After Taxes on Distributions	-20.66%	-9.77%	-6.41%
Return After Taxes on Distributions and Sale of Fund Shares	-13.43%	-7.82%	-4.97%
NASDAQ-100 Index® (reflects no deduction for fees, expenses or taxes)	19.22%	6.16%	-0.54%
Precious Metals Fund
AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2010)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since Inception
Advisor Class Shares	Past 1 Year	Past 5 Years	(8/1/2003)
Return Before Taxes	37.71%	13.22%	14.29%
Return After Taxes on Distributions	37.69%	13.20%	14.28%
Return After Taxes on Distributions and Sale of Fund Shares	24.51%	11.59%	12.77%
S&P500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	5.52%
All-Asset Conservative Strategy Fund
AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2010)
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

		Since Inception
A-Class Shares	Past 1 Year	(06/30/2006)
Return Before Taxes	2.43%	2.28%
Return After Taxes on Distributions	2.12%	1.54%
Return After Taxes on Distributions and Sale of Fund Shares	1.58%	1.52%
Synthetic All-Asset Conservative Strategy Benchmark (reflects no deduction for fees, expenses or taxes)	10.53%	5.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	1.94%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SERACI-SUP2-0911x0812

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